UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 7, 2008

Kraton Polymers LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15710 John F. Kennedy Blvd., Suite 300, Houston, Texas		77032
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-504-4700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2008, Kraton Polymers LLC (the "Company") entered into employment agreements with Kevin M. Fogarty, the Company's President and Chief Executive Officer and David A. Bradley, the Company's Chief Operating Officer, each effective as of January 14, 2008. The Company entered into an employment agreement with Stephen E. Tremblay, the Company's Chief Financial Officer, effective as of January 21, 2008.

The employment agreements each extend for a period of three years, subject to automatic renewal for additional one-year periods thereafter in the absence of notice to the contrary from either the Company or the executive. The employment agreements provide for the payment of base salary equal to, in the case of Mr. Fogarty, $500,000 per annum, and in the case of Messrs. Bradley and Tremblay, $350,000, in each case subject to annual upward adjustment by the Company's Board of Directors, in its sole discretion. Pursuant to the terms of the applicable employment agreement, Mr. Fogarty is entitled to an annual bonus opportunity of 100% of his annual base salary, with a maximum up to 200%, Mr. Bradley is entitled to an annual bonus opportunity of 60% of his annual base salary, up to a maximum of 120%, and Mr. Tremblay is entitled to an annual bonus opportunity of 50% of his annual base salary, up to a maximum of 100%.

Each of the employment agreements provide for the payment to the executive of severance and the provision of continued medical benefits, in each case for a specified period, in the event the executive's employment is terminiated by the Company without cause or by the executive for good reason, each as defined therein. In addition, in the event such a termination occurs within the one-year period following a change in control, the executives are entitled to additional amounts payable within 30 days following such termination.

The description of the employment agreements herein is qualified in its entirety by reference to the employment agreements, each filed as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this Current Report pursuant to Item 5.02.

(d)Exhibits

10.1 Employment Agreement between the Company and Kevin M. Fogarty.

10.2 Employment Agreement between the Company and David A. Bradley.

10.3 Employment Agreement between the Company and Stephen E. Tremblay.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Polymers LLC

April 7, 2008	By:	/s/ Richard A. Ott

Name: Richard A. Ott
Title: Vice President, Global Human Resources and Communications

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Exhibit Index

Exhibit No.	Description

10.1	Kevin M. Fogarty Employment Agreement
10.2	David A. Bradley Employment Agreement
10.3	Stephen E. Tremblay Employment Agreement